Prospectus Supplement dated June 25, 2010
The purpose of this supplement is to provide you with changes to the current Prospectus for the Fund listed below:
Invesco Prime Income Trust
The following information replaces in its entirety the fourth, fifth and sixth paragraphs under the heading “The Trust and Its Adviser”:
     Investment decisions for the Trust are made by the investment management team at Invesco Senior Secured Management, Inc. (Invesco Senior Secured). The following individuals are jointly and primarily responsible for the day-to-day management of the Trust.
•	Ms. Jinny Kim, Portfolio Manager, has been responsible for the Trust since 2005 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 1999-2010 and prior to joining Invesco Senior Secured, Ms. Kim was an Executive Director with Morgan Stanley.

•	Mr. Thomas Ewald, Portfolio Manager, has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

•	Mr. Greg Stoeckle, Portfolio Manager, has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.
More information on the portfolio managers may be found at www.invesco.com. The Web site is not part of the prospectus.
The Trust’s SAI provides additional information about the portfolio managers’ investments in the Trust, a description of the compensation structure and information regarding other accounts managed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE